EXHIBIT 10.24

PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K
FOR FISCAL YEAR ENDED DECEMBER 31, 2012

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of February, 2013.

/s/	TARA M. ABRAHAM
[Signature]

Tara M. Abraham
[Printed Name]

On this 28th day of February, 2013, did appear Tara M. Abraham, a person known by me, and she acknowledged that she did sign this Power of Attorney, and that this is her free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2013.

/s/	CARL BAKER, JR.
[Signature]

Carl Baker, Jr.
[Printed Name]

On this 28th day of February, 2013, did appear Carl L. Baker, Jr., a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	BETH WORTHINGTON
Notary Public

BETH WORTHINGTON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 23, 2017

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2013.

/s/	GEORGE W. BROUGHTON
[Signature]

George W. Broughton
[Printed Name]

On this 28th day of February, 2013, did appear George W. Broughton, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2013.

/s/	RICHARD FERGUSON
[Signature]

Richard Ferguson
[Printed Name]

On this 28th day of February, 2013, did appear Richard Ferguson, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2013.

/s/	JAMES S. HUGGINS
[Signature]

James S. Huggins
[Printed Name]

On this 28th day of February, 2013, did appear James S. Huggins, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2013.

/s/	BRENDA F. JONES
[Signature]

Brenda F. Jones
[Printed Name]

On this 28th day of February, 2013, did appear Brenda F. Jones, M.D., a person known by me, and she acknowledged that she did sign this Power of Attorney, and that this is her free act and deed.

	/s/	BETH WORTHINGTON
Notary Public

BETH WORTHINGTON, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 23, 2017

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2013.

/s/	DAVID L. MEAD
[Signature]

David L. Mead
[Printed Name]

On this 28th day of February, 2013, did appear David L. Mead, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2013.

/s/	SUSAN D. RECTOR
[Signature]

Susan D. Rector
[Printed Name]

On this 28th day of February, 2013, did appear Susan D. Rector, a person known by me, and she acknowledged that she did sign this Power of Attorney, and that this is her free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2013.

/s/	THOMAS J. WOLF
[Signature]

Thomas J. Wolf
[Printed Name]

On this 28th day of February, 2013, did appear Thomas J. Wolf, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013